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                                                               EXHIBIT 10.3 (11)

                              AMENDMENT NO. 4 TO
                          THE A.H. BELO CORPORATION
                        1986 LONG TERM INCENTIVE PLAN

         WHEREAS, A. H. Belo Corporation (the "Company") has heretofore adopted THE A. H. BELO CORPORATION 1986 LONG TERM INCENTIVE PLAN (the "1986 Plan"); and

         WHEREAS, the Company has amended its Certificate of Incorporation to permit the issuance of its Common Stock in series and has effected a distribution of Series B Common Stock; and

         WHEREAS, pursuant to the provisions of paragraphs 16 and 18 of the 1986 Plan, the Board of Directors of the Company desires herein to amend the 1986 Plan;

         NOW, THEREFORE, the 1986 Plan is hereby amended as follows:

         1. Paragraph 2 of the 1986 Plan is hereby amended by substituting the number "1,200,000" at each place the number "600,000" currently appears.

         2. Paragraph 2 of the 1986 Plan is hereby further amended by the addition of the following paragraphs:

         "Provided that shares of Series B Common Stock are issued and outstanding, (i) each option to purchase shares of Common Stock granted after the effective date of Amendment No. 4 to the 1986 Plan shall be an option to purchase shares of Series B Common Stock and
         (ii) each award of restricted shares after the effective date of Amendment No. 4 to the 1986 Plan shall be an award of restricted shares of Series B Common Stock (each event in clauses (i) and (ii) subject to adjustment as described in paragraph 16). In the event that all issued and outstanding shares of Series B Common Stock are converted into shares of Series A Common Stock, (i) each option to purchase shares of Series B Common Stock will automatically convert into an option to purchase a like amount of shares of Series A Common Stock or Common Stock, as the case may be, and (ii) each restricted share of Series B Common Stock will automatically convert into a restricted share of Series A Common Stock or Common Stock, as the case may be."

         "So long as the Common Stock of the Company shall be issued in series, for purposes of this 1986 Plan the term "Common Stock" shall mean (a) in the case of shares of Common Stock issued prior to the effective date of Amendment No. 4 to the 1986 Plan (or after the conversion of all issued and outstanding shares of Series B Common Stock into shares of Series A Common Stock) Series A Common Stock or Common
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    Stock, as the case may be, and (b) in the case of shares of Common Stock issued after the effective date of Amendment No. 4 to the 1986 Plan (provided shares of Series B Common Stock remain outstanding) Series B Common Stock."

    3. The last sentence of Paragraph 7(a) of the 1986 Plan is hereby amended to read as follows:

    "A 'Change in Control' is deemed to occur at the time when any group (within the meaning of Rule 12b-2 promulgated under the Exchange Act), entity or person (other than the Corporation, any subsidiary, or any savings, pension or other benefit plan for the benefit of employees of the Corporation or its subsidiaries) that theretofore beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 30% of the total number of outstanding shares of common stock (including common stock and, if issued and outstanding, Series A Common Stock and Series B Common Stock, hereafter for purposes of this Paragraph 7(a), 'Common Stock'), acquires shares of Common Stock in a transaction or series of transactions that results in such group, entity or person directly or indirectly owning beneficially more than 30% of the total number of outstanding shares of Common Stock."

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf by the officer thereunto duly authorized as of this 13th day of May, 1988.

                                            A.H. BELO CORPORATION


                                            By: /s/ ROBERT W. DECHERD
                                               -------------------------------
                                            Title: Chairman of the Board
                                                   and Chief Executive Officer
                                                  ----------------------------


ATTEST:


/s/ MICHAEL J. MCCARTHY
- -----------------------
Secretary
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STATE OF TEXAS    }
                  }
COUNTY OF DALLAS  }

      This instrument acknowledged before me on May 13, 1988 by Robert W. Decherd, Chairman of the Board of A. H. Belo Corporation, a Delaware corporation, on behalf of said corporation.



                                     /s/ DEAN H. BLYTHE
                                     ----------------------------
                                     Notary Public in and for the
                                     State of Texas


My Commission Expires:               Print Name of Notary:

3-12-90                              Dean H. Blythe
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